________________________________________________________________________________________________________________________________
Exhibit 99.1

FOR RELEASE: CONTACT:	New Hartford, NY, March 14, 2019 Christopher R. Byrnes (315) 738-0600 ext. 6226 cbyrnes@partech.com, www.partech.com

PAR TECHNOLOGY CORPORATION ANNOUNCES 2018 FOURTH QUARTER AND FULL YEAR RESULTS

New Hartford, NY- March 14, 2019 -- PAR Technology Corporation (NYSE: PAR) ("Company" or "PAR") today announced the Company's results for its fourth quarter and full year ended December 31, 2018.

Summary of Fiscal 2018 Fourth Quarter and Full Year Financial Results

•	Revenues were reported at $46.7 million for the fourth quarter of 2018, compared to $55.5 million for the same period in 2017, a 16.0% decrease.

•
GAAP net loss for the fourth quarter of 2018 was $6.2 million, or $0.38 loss per diluted share, compared to the GAAP net loss of $5.3 million, or $0.33 loss per diluted share reported for the same period in 2017.

•	Non-GAAP net loss for the fourth quarter of 2018 was $3.7 million, or $0.23 loss per diluted share, compared to non-GAAP net loss of $18,000, or $0.00 per diluted share, for the same period in 2017.

•	Revenues were reported at $201.2 million for full year 2018, compared to $232.6 million for the same period in 2017, a 13.5% decrease.

•
GAAP net loss for the full year 2018 was $24.1 million, or $1.50 loss per diluted share, compared to a loss of $3.4 million, or $0.22 per diluted share reported for the same period in 2017. GAAP net loss for 2018 was impacted by a one-time $14.9 million valuation allowance recorded to reduce the carrying value of deferred tax assets recorded to income tax expense.[1]

•
Non-GAAP net loss for the full year 2018 was $5.0 million, or $0.31 loss per diluted share, compared to non-GAAP net income of $4.4 million, or $0.27 earnings per diluted share, for the same period in 2017.

A reconciliation and description of non-GAAP financial measures to corresponding GAAP financial measures are included in the tables at the end of this press release.

“Our fourth quarter results reflect both the strategic and operational challenges faced by the Company during this past year as we continue our transition from a cyclical business to our goal of being the industry leader in enterprise cloud solutions for the restaurant industry.  We are taking the necessary steps to right size the Company during this transition and we initiated business, organizational and cost restructurings earlier this year”, commented Savneet Singh, PAR Technology Interim CEO & President. “In my brief tenure at PAR, I’ve spent considerable time with our customers who continue to highlight the value they find in our Brink SaaS solution. The heightened focus of our customers on Brink demonstrates the potential of this business for shareholder value creation. As a result, we plan to drive our capital allocation decisions through the lens of the Brink solution.  In addition, we are working hard to deliver transparency to our shareholders, customers and employees and I look forward to updating you on our progress.”

1 See the within GAAP to Non-GAAP Reconciliations included in this press release for further detail on the valuation allowance.

Conference Call.

There will be a conference call at 4:30 p.m. (Eastern) on March 14, 2019, during which the Company’s management will discuss the financial results for the fourth quarter and year ended December 31, 2018.  To participate in the call, please call 844-419-5412, approximately 10 minutes in advance.  No passcode is required to participate in the live call or to listen to the replay version.  Individual & Institutional Investors will have the opportunity to listen to the conference call/event over the internet by visiting the Company’s website at www.partech.com/about-us/investors.  Alternatively, listeners may access an archived version of the presentation call after 7:30 p.m. on March 14, 2019 through March 21, 2019 by dialing 855-859-2056 and using conference ID 5893815.

About PAR Technology Corporation.

PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol “PAR”. PAR’s Restaurant/Retail segment has been a leading provider of restaurant and retail technology for more than 35 years. PAR offers management technology solutions for the full spectrum of restaurant operations, from large chain and independent table service restaurants to international quick service chains. PAR products can be found in retailers, cinemas, cruise lines, stadiums, and food service companies. PAR’s Government segment is a leader in providing computer-based system design, engineering and technical services to the Department of Defense and various federal agencies. For more information visit http://www.partech.com/about-us/investors or connect with us on  Facebook and Twitter.

Forward-Looking Statements.

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements appear throughout this press release, including express or implied forward-looking statements relating to our expectations regarding anticipated financial performance, customer and product opportunities, and assumptions as to future events. Forward-looking statements are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those contemplated in these statements. Risks and uncertainties that could cause the Company's actual results to differ materially include: delays in new product development and/or product introduction; changes in customer base and product, and service demands, including changes in product or service demands by the two restaurant chain customers and the U.S. Department of Defense from each of whom a significant portion of our revenue is derived; risks associated with the internal investigation into conduct at our China and Singapore offices, including sanctions and fines that may be imposed by the U.S. Department of Justice, the Securities and Exchange Commission (“SEC”), and other governmental authorities; our ability to continue to fund current operations under the terms of our credit agreement, which provides for revolving loans in an amount equal to the lesser of $25 million and the borrowing base amount and not being able to obtain additional waivers or modifications to our credit agreement, if necessary; our need to secure alternative or additional sources of capital, which may be unavailable on acceptable terms, or at all; our ability to execute our business plan and grow our Brink business; significant changes in U.S. and international trade policies that restrict imports or increase tariffs on goods imported to the United States from China; and the other risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018 and our other filings with the SEC. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

About Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP.  However, non-GAAP adjusted financial measures, as set forth in the reconciliation tables below, are provided because management uses these non-GAAP financial measures in evaluating the results of the Company's continuing operations and believes this information provides investors supplemental insight into underlying business trends and operating results. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. In addition, these non-GAAP financial measures should be read in conjunction with the Company’s financial statements prepared in accordance with GAAP.

The Company's results of operations are impacted by certain non-recurring charges, including equity based compensation, acquisition related expenditures, expense relating to the internal investigation into conduct in China and Singapore and the SEC document subpoena, and other non-recurring charges that may not be indicative of the Company’s financial performance. Management believes that adjusting its operating expenses, operating loss, net loss and diluted loss per share to remove non-recurring charges provides a useful perspective with respect to our operating results and provides supplemental information to both management and investors by removing items that are difficult to predict and are often unanticipated.  While the Company believes the adjustments provide a useful comparison, the reconciliations of non-GAAP financial measures to corresponding GAAP measures should be carefully evaluated.

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PAR TECHNOLOGY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(Unaudited)

Assets	December 31, 2018	December 31, 2017
Current assets:
Cash and cash equivalents	$3,485	$6,600
Accounts receivable-net	26,219	30,077
Inventories-net	22,737	21,746
Other current assets	3,251	4,209
Total current assets	55,692	62,632
Property, plant and equipment – net	12,575	10,755
Deferred income taxes	—	13,809
Goodwill	11,051	11,051
Intangible assets – net	10,859	12,070
Other assets	4,504	4,307
Total Assets	$94,681	$114,624
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$—	$195
Borrowings of line of credit	7,819	950
Accounts payable	12,644	14,332
Accrued salaries and benefits	5,940	6,275
Accrued expenses	2,113	3,926
Customer deposits and deferred service revenue	9,851	10,241
Other current liabilities	2,550	—
Total current liabilities	40,917	35,919
Long-term debt	—	185
Deferred revenue	4,407	2,668
Other long-term liabilities	3,411	6,866
Total liabilities	48,735	45,638
Commitments and contingencies
Shareholders’ Equity:
Preferred stock, $.02 par value, 1,000,000 shares authorized	—	—
Common stock, $.02 par value, 29,000,000 shares authorized; 17,879,761 and 17,677,161 shares issued, 16,171,652 and 15,969,052 outstanding at December 31, 2018 and December 31, 2017, respectively	357	354
Capital in excess of par value	50,251	48,349
Retained earnings	5,427	29,549
Accumulated other comprehensive loss	(4,253)	(3,430)
Treasury stock, at cost, 1,708,109 shares	(5,836)	(5,836)
Total shareholders’ equity	45,946	68,986
Total Liabilities and Shareholders’ Equity	$94,681	$114,624

PAR TECHNOLOGY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net revenues:
Product	$16,129	$24,532	$78,787	$115,126
Service	14,667	13,773	55,282	56,467
Contract	15,856	17,236	67,177	61,012
	46,652	55,541	201,246	232,605
Costs of sales:
Product	13,850	18,028	60,694	85,850
Service	12,107	10,333	42,107	41,445
Contract	13,977	15,035	59,982	54,299
	39,934	43,396	162,783	181,594
Gross margin	6,718	12,145	38,463	51,011
Operating expenses:
Selling, general and administrative	9,396	10,590	34,983	38,171
Research and development	3,330	3,833	12,412	11,995
Amortization of identifiable intangible assets	242	242	966	966
	12,968	14,665	48,361	51,132
Operating loss from continuing operations	(6,250)	(2,520)	(9,898)	(121)
Other income, net	186	893	306	629
Interest expense, net	(126)	(37)	(387)	(121)
(Loss) income from continuing operations before benefit from (provision for) income taxes	(6,190)	(1,664)	(9,979)	387
Benefit from / (provision for) income taxes	27	(3,670)	(14,143)	(3,997)
Loss from continuing operations	(6,163)	(5,334)	(24,122)	(3,610)
Discontinued operations
Income from discontinued operations (net of tax)	—	41	—	224
Net loss	$(6,163)	$(5,293)	$(24,122)	$(3,386)
Basic (Loss) Earnings per Share:
Loss from continuing operations	(0.38)	(0.33)	(1.50)	(0.23)
Income from discontinued operations	—	—	—	0.01
Net loss	$(0.38)	$(0.33)	$(1.50)	$(0.22)
Diluted Loss per Share:
Loss from continuing operations	(0.38)	(0.33)	(1.50)	(0.23)
Income from discontinued operations	—	—	—	0.01
Net loss per share	$(0.38)	$(0.33)	$(1.50)	$(0.22)
Weighted average shares outstanding
Basic	16,079	16,056	16,041	15,949
Diluted	16,079	16,056	16,041	15,949

PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the three months ended December 31, 2018			For the three months ended December 31, 2017
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)
Net revenues	$46,652	$—	$46,652	$55,541	$—	$55,541
Costs of sales	39,934	2,606	37,328	43,396	165	43,231
Gross margin	6,718	2,606	9,324	12,145	165	12,310
Operating Expenses:
Selling, general and administrative	9,396	503	8,893	10,590	1,513	9,077
Research and development	3,330	—	3,330	3,833	113	3,720
Acquisition amortization	242	242	—	242	242	—
Total operating expenses	12,968	745	12,223	14,665	1,868	12,797
Operating (loss) income from continuing operations	(6,250)	3,351	(2,899)	(2,520)	2,033	(487)
Other income (expense), net	186	(50)	136	893	(1,000)	(107)
Interest expense, net	(126)	—	(126)	(37)	—	(37)
(Loss) income from continuing operations before benefit from / (provision for) income taxes	(6,190)	3,301	(2,889)	(1,664)	1,033	(631)
Benefit from / (provision for) income taxes	27	(792)	(765)	(3,670)	4,242	572
Loss from continuing operations	(6,163)	2,509	(3,654)	(5,334)	5,275	(59)
Income from discontinued operations, (net of tax)	—		—	41		41
Net loss	(6,163)		(3,654)	(5,293)		(18)
Loss per diluted share from continuing operations	$(0.38)		$(0.23)	$(0.33)		$—
Income per diluted share from discontinuing operations	$—		$—	$—		$—
Loss per diluted share	$(0.38)		$(0.23)	$(0.33)		$—

During the fourth quarter of 2018, the Company recorded a one-time reserve of $1,020,000 on hardware inventory as well as a one-time impairment charge of $1,586,000 related to its food safety solution. The Company also recorded $218,000 of selling, general and administrative expenses related to the Company’s internal investigation into conduct at its China and Singapore offices and the SEC document subpoena. Additionally, $285,000 of equity based compensation charges were recorded during the fourth quarter of 2018. The Company recognized amortization of acquired intangible assets of $242,000 related to the Company’s 2014 acquisition of Brink Software, Inc (the "Brink Acquisition") and recorded a reduction to the contingent consideration payable related to the acquisition of $50,000. The benefit from income tax was decreased by 24%, or $0.8 million, to reflect the tax impact from non-GAAP adjustments.
During the fourth quarter of 2017, the Company recorded $652,000 of expenses related to the Company’s internal investigation and the SEC document subpoena. Additionally, $349,000 of equity based compensation charges were recorded during the fourth quarter of 2017. One-time severance costs of $512,000, $165,000, and $113,000 are included in selling, general and administrative, costs of sales and research & development expense, respectively. The Company recognized amortization of acquired intangible assets of $242,000 related to the Company’s 2014 Brink Acquisition. Offsetting these charges, the Company recorded a $1,000,000 decrease to a contingent consideration liability related to the Brink Software acquisition. Lastly, the Company incurred a one-time decrease to the carrying value of its deferred tax assets of $4,490,000 as a result of the future tax rate changes from the Tax Cuts and Jobs Act. This decrease is reflected in the provision for/benefit from income tax line above netted down by a 24% or $248,000 tax impact from the non-GAAP adjustments.
PAR TECHNOLOGY CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS
(in thousands, except per share data)
(Unaudited)

	For the year ended December 31, 2018			For the year ended December 31, 2017
	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)	Reported basis (GAAP)	Adjustments	Comparable basis (Non-GAAP)
Net revenues	$201,246	$—	$201,246	$232,605	$—	$232,605
Costs of sales	162,783	2,606	160,177	181,594	165	181,429
Gross margin	38,463	2,606	41,069	51,011	165	51,176
Operating Expenses:
Selling, general and administrative	34,983	2,407	32,576	38,171	4,107	34,064
Research and development	12,412	—	12,412	11,995	113	11,882
Acquisition amortization	966	966	—	966	966	—
Total operating expenses	48,361	3,373	44,988	51,132	5,186	45,946
Operating (loss) income from continuing operations	(9,898)	5,979	(3,919)	(121)	5,351	5,230
Other income (expense), net	306	(450)	(144)	629	(1,000)	(371)
Interest expense, net	(387)	—	(387)	(121)	—	(121)
(Loss) income from continuing operations before (provision for) / benefit from income taxes	(9,979)	5,529	(4,450)	387	4,351	4,738
(Provision for) / benefit from income taxes	(14,143)	13,567	(576)	(3,997)	3,446	(551)
(Loss) income from continuing operations	(24,122)	19,096	(5,026)	(3,610)	7,797	4,187
Income from discontinued operations, (net of tax)	—	—	—	224	—	224
Net (loss) income	(24,122)		(5,026)	(3,386)		4,411
(Loss) income per diluted share from continuing operations	$(1.50)		$(0.31)	$(0.23)		$0.26
Income per diluted share from discontinued operations	$—		$—	$0.01		$0.01
(Loss) income per diluted share	$(1.50)		$(0.31)	$(0.22)		$0.27

During the year ended December 31, 2018, the Company recorded a one-time reserve of $1,020,000 on hardware inventory as well as a one-time impairment charge of $1,586,000 related to its food safety solution. The Company also recorded $1,134,000 of selling, general and administrative expenses related to the Company’s internal investigation and the SEC document subpoena. Additionally, $1,039,000 of equity based compensation charges were recorded during the year ended December 31, 2018. There were $234,000 of severance expenses recorded in the year ended December 31, 2018. The Company recognized amortization of acquired intangible assets of $966,000 related to the Company’s Brink Acquisition as well as a $450,000 reduction in the amount payable under contingent consideration related to that acquisition. The Company recorded a one-time $14,894,000 valuation allowance to reduce the carrying value of its deferred tax assets pursuant to FASB ASC 740-10-30-21. The valuation allowance was offset by $1.3 million or 24% representing the tax impact of non-GAAP adjustments.
During the year ended December 31, 2017, the Company recorded professional services charges of $2,924,000 related to the Company’s internal investigation and the SEC document subpoena. Additionally, the Company recorded charges of $650,000 related to equity based compensation charges included in selling, general and administrative. One-time severance costs of $512,000, $165,000, and $113,000 are included in selling, general and administrative, costs of sales and research & development expense, respectively. The Company recognized amortization of acquired intangible assets of $966,000 related to the Brink Acquisition. Offsetting these charges, the Company recorded a $1,000,000 decrease to a contingent consideration liability related to that acquisition. Lastly, the Company incurred a one-time decrease to the carrying value of its deferred tax assets of $4,490,000 as a result of the future tax rate changes resulting from the Tax Cuts and Jobs Act of 2017. This decrease is reflected in the provision for/benefit from income tax line above netted down by a 24% or $1,044,000 tax impact from the non-GAAP adjustments.